A Global Leader in Engineered Materials
& Opto-Electronic Components
Exhibit 99.1
Furey Research Partners
Hidden Gems Conference
November 20, 2014
New York City
Our Technologies for Tomorrow’s Innovations
www.ii-vi.com                   NASDAQ: IIVI

www.ii-vi.com      I     NASDAQ: IIVI

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties.  These risks and uncertainties could cause the forward-looking statements and II-VI
Incorporated’s (the Company’s) actual results to differ materially.  In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and
Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially.
II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement.
This presentation contains certain non-GAAP financial measures.
Reconciliations of non-GAAP financial measures to their most comparable
GAAP financial measures are presented at the end of this presentation.
Safe Harbor Statement

II-VI Incorporated

PERIODIC TABLE OF THE ELEMENTS

Group →

Period ↓

Ia	IIa		IIIb	IVb	Vb	VIb	VIIb	VIIIb	VIIIb	VIIIb	Ib	IIb	IIIa	IVa	Va	VIa	VIIa	VIIIa
1 H																		2 He
3 Li	4 Be												5 B	6 C	7 N	8 O	9 F	10 H
11 Na	12 Mg												13 Al	14 Si	15 P	16 S	17 Cl	18 Ar
19 K	20 Ca		21 Sc	22 Ti	23 V	24 Cr	25 Mn	26 Fe	27 Co	28 Ni	29 Cu	30 Zn	31 Ga	32 Ge	33 As	34 Se	35 Br	36 Kr
37 Rb	38 Sr		39 Y	40 Zr	41 Nb	42 Mo	43 Tc	44 Ru	45 Rh	46 Pd	47 Ag	48 Cd	49 In	50 Sn	51 Sb	52 Te	53 I	54 Xe
55 Cs	56 Ba	57-70 *	71 Lu	72 Hf	73 Ta	74 W	75 Re	76 Os	77 Ir	78 Pt	79 Au	80 Hg	81 Tl	82 Pb	83 Bi	84 Po	85 At	86 Rn
87 Fr	88 Ra	89-102 * *	103 Lr	104 Rf	105 Db	106 Sg	107 Bh	108 Hs	109 Mt	110 Uun	111 Uuu	112 Uub		114 Uuq				

* (Rare Earths)	57 La	58 Ce	59 Pr	60 Nd	61 Pm	62 Sm	63 Eu	64 Gd	65 Tb	66 Dy	67 Ho	68 Er	69 Tm	70 Yb
* *	89 Ac	90 Th	91 Pa	92 U	93 Np	94 Pu	95 Am	96 Cm	97 Bk	98 Cf	99 Es	100 Fm	101 Md	102 No

3 Our Core – Material Excellence

II-VI Incorporated

15% CAGR
$187
$224
$255
$310
$280
$333
$487
$516
$551
$683
$M
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Semi. Cap. Equip
Life Sciences
All Other
Military
Markets
Industrial
Optical Communication

Photonics
Segments
Laser Solutions
Performance Products

Non USA
USA
Geography

4

Global Leader in Engineered Materials
Headquartered in Saxonburg, PA
~ 7,000 Employees in 14 Countries
FY14: $683M Revenue, 5.6% ROS

4 consecutive decades of profitability and counting
Fiscal Year Revenues
56% 44%
46%
22%
20%
4%
4%
4%
About II-VI
31%
32%
37%

II-VI Incorporated

II-VI Incorporated
II-VI Infrared Group
INFRARED OPTICS DIVISION
HIGHYAG DIVISION
LASER ENTERPRISE DIVISION
LASERTECH DIVISION
II-VI Suwtech Group
GREEN LASER DIVISION
HIGH POWER LASER DIVISION
II-VI Photop Group
OPTICS DIVISION
PHOTOP ADVANCED COATING CENTER
OPDM DIVISION
II-VI Optical Communcations Group
TRANSMISSION PRODUCTS DIVISION
NETWORK SOLUTIONS DIVISION
PUMP LASERS DIVISIONS
AGILE NETWORK PRODUCTS DIVISION
ADVANCED COMPONENTS DIVISION
II-VI Advanced Products Group
MARLOW DIVISION
M CUBED DIVISION
ADVANCED MATERIALS DIVISION
II-VI Military & Materials Group
OPTICAL SYSTEMS DIVISION
PERFORMANCE METALS DIVISION

5 Organization Photonics Performance Products Laser Solutions M&A / Integration Tech Management Trade Compliance Operation Metrics Quality SCM Legal Strategic Resources Corporate G&A R&D NPI

II-VI Incorporated

INFRARED HIGHYAG LASER ENTERPRISE SUWTECH LASERTECH

Revenue
TAM
Share
FY14 FY13
$254M      $218M
$885M
29%
Laser Solutions Segment
Leading merchant supplier of CO
2
, Fiber, and
Direct Diode industrial laser components
Leading supplier of CO
2
optics for an install
base of >70,000 high power lasers
First to service EUV Lithography CVD
Diamond optics demand
—
Laser Optics
—
Cutting Heads
—
Semiconductor Laser Chips
—
Ultra-hard Material Processing
—
Laser Source Solutions
Focused on expanding our fiber and direct
diode laser footprint as markets grow

II-VI Incorporated

197
626

HIGHYAG

INFRARED HIGHYAG LASER ENTERPRISE SUWTECH LASERTECH

7 Laser Solutions Segment Vertical Cavity Surface Emitting Laser (VCSEL) CO 2 Laser Optics Laser Cutting Heads Laser Diode Bar Green Laser Diode Module

II-VI Incorporated

PHOTOP

OPTICAL COMMUNICATIONS

Revenue
TAM
Share
FY14 FY13
$217M      $141M
$2.0B
11%
Photonics Segment
Worldwide supplier of cutting edge amplification,
pump, and transmission products for optical
communication networks
Service both intercontinental (undersea) and
transcontinental (terrestrial) applications
Leverage vertical integration synergies
to enable a cost structure for market
penetration and growth
—
Precision Optics
—
980nm Pumps
—
Erbium Doped Fiber Amplifiers
—
Optical Switches
—
Optical Coatings and Filters

II-VI Incorporated

Internet users (per 100 people)

0 97

9 Source: Worldbank.org - Based on data from the World Telecommunication/ICT Indicators database Worldwide Fiber Optic Penetration

II-VI Incorporated

1x2 Switch

PHOTOP

OPTICAL COMMUNICATIONS

10 Arrayed Amplifiers Dual Laser Chip 980nm Pumps 40G & 100G Quad Small Form-factor Pluggable (QSFP) Transceivers High Performance Optical Coatings and Filters Optical Switches Photonics Segment

II-VI Incorporated

MARLOW M CUBED ADVANCED MATERIALS OPTICAL SYSTEMS PERFORMANCE METALS

Revenue
TAM
Share
FY14 FY13
$213M      $192M
$2.1B
10%
Focus on strategic markets where II-VI material
expertise and technology enables growth and new
functionality
—
Free Standing Diamond
—
Precision Optical Systems
—
High Value Material Reclamation
—
Reaction Bonded SiC Tools
—
Thermal Management
Target military platforms and applications
with growth potential
Identify emerging markets early and
enable the underpinning materials and
technology
Performance Products Segment

II-VI Incorporated

MARLOW M CUBED ADVANCED MATERIALS OPTICAL SYSTEMS PERFORMANCE METALS

12 Water Cooled Silicon Carbide Optics Energy Harvesting Pipe Strap CVD Polycrystalline Diamond Large Panel Sapphire Windows Opto-mechanical Assemblies Performance Products Segment

II-VI Incorporated

41.6%
26.0%
19.6%
39.0%
23.9%
15.8%
36.9%
21.7%
13.0%
33.2%
15.1%
6.8%
36.5%
16.8%
10.4%
FY11
FY12
FY13
FY14
Q1 FY15
Gross Margin
EBITDA
Operating Margin

Gross Margin
EBITDA
Operating Margin
FY15 FY16
35% - 38% 37% - 40%
15% - 18% 19% - 21%
7% - 10% 9% -
12%
Expectations
Margin Performance
Profitability and Expectations
Exiting FY15
200 BPS > Q3 FY14

Cash and Liquidity
Cash and Equivalents
Cash Flow from Operations
Long-Term Debt
(Including  current  portion)
Shareholders' Equity
FY13
$185M
$108M
$114M
$636M
FY14
$175M
$95M
$241M
$675M
Cash and Liquidity

Company Position
Strong Cash Position
Positive Profit Outlook
Leading Market Positions
Diverse End Markets
Global Manufacturing Footprint
Growth via Organic and Acquisitions
Ongoing $50M Stock Buyback Program

www.ii-vi.com I NASDAQ: IIVI 16 *************************